UNITED STATES SECURITY AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Endo International plc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual General Meeting of Shareholders to Be Held on June 10, 2014.

ENDO INTERNATIONAL PLC	Meeting Information
Meeting Type: Annual General Meeting
For holders as of: April 15, 2014
Date: June 10, 2014 Time: 10:00 a.m. (Local Time)
Location: The Westbury Hotel
Grafton Street
Dublin 2, Ireland For directions, please contact the Hotel at +353 (1) 646 3342.
ENDO INTERNATIONAL PLC 33 FITZWILLIAM SQUARE DUBLIN 2, IRELAND ATTN: CAROLINE MANOGUE

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ENDO HEALTH SOLUTIONS INC. FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2014 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” election of all of the following Directors to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified:

1.	Election of Directors

The Board of Directors recommends you vote “FOR” the following proposals:

2.      To approve the appointment of Deloitte & Touche as the Company’s independent auditors for the year ending December 31, 2014 and to authorize the Audit Committee of the Board of Directors to determine the Auditors’ remuneration.

3.      To approve, by advisory vote, named executive officer compensation.

4.      To approve the Amended and Restated Employee Stock Purchase Plan.

Nominees:
	1a.	Roger H. Kimmel
	1b.	Rajiv De Silva
	1c.	John J. Delucca
	1d.	Arthur J. Higgins
	1e.	Nancy J. Hutson, Ph.D.
	1f.	Michael Hyatt
	1g.	William P. Montague
	1h.	Jill D. Smith
	1i.	William F. Spengler